                                                                    EXHIBIT 99.1

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                              DATE PREPARED: JULY 20, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC3

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

             $484,155,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

===================================================================================================================================
                                       WAL            Payment Window
              Principal (1)         To Put/Mat         To Put/Mat       Initial Interest                         Expected Ratings
  Class     Amount (Approx.)       (Years) (3)         (Months) (3)        Rate Type          Tranche Type        Moody's/S&P (7)
  ------    ----------------       -----------         ------------        ---------         -------------       ---------------
    A-1      $474,855,000           1.63/4.13        1 - 24/1 - 363        Floater (4)           Senior               Aaa/AAAr
     X             (2)                 N/A                 N/A               IO (5)       Senior/Interest Only        Aaa/AAAr
    A-R               100              N/A                 N/A               WAC             Senior/Residual          NR/AAAr
    B-1         4,895,000           2.00/15.18      24 - 24/121 - 363        WAC (6)           Subordinate            Aa2/AAr
    B-2         1,958,000           2.00/15.18      24 - 24/121 - 363        WAC (6)           Subordinate             A2/Ar
    B-3         2,447,000           2.00/15.18      24 - 24/121 - 363        WAC (6)           Subordinate           Baa2/BBBr
    B-4         2,203,000                     Privately                      WAC (6)           Subordinate            Ba2/BBr
    B-5         1,469,000                      Placed                        WAC (6)           Subordinate             B2/Br
    B-6         1,715,267                    Certificates                    WAC (6)           Subordinate             NR/NR
===================================================================================================================================
TOTAL       $489,542,367

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.

(2) The Class X Certificates will have no principal balance and will bear interest on the notional amount, which is equal to the aggregate principal balance of the Mortgage Loans plus any Prefunding Amount. The Class X Certificates will not be entitled to receive any distributions of principal.

(3) As described further herein, the Class A-1 and the Subordinate Certificates may be put to Mellon Bank, N.A. under certain circumstances.

(4) The Class A-1 Certificates will initially have a coupon equal to One Month LIBOR plus a margin, subject to the lesser of (i) the Net WAC of the Mortgage Loans and (ii) 10%, adjusted for the related accrual period. On each Distribution Date after the Put Date (as described herein), the Certificate Interest Rate for the Class A-1 Certificates will equal One Month LIBOR plus double the initial margin subject to the lesser of (i) the Net WAC of the Mortgage Loans and (ii) 10%, adjusted for the related accrual period. The Net WAC and the net weighted average maximum rate of the Mortgage Loans will be approximately 7.665% and 10.525% respectively for the first Distribution Date.

(5) The Class X Certificates will receive the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates (adjusted for the different accrual periods).

(6) The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loan (before and after the Put Date), subject to the amount of available funds.

(7) In addition, ratings of P-1 and A-1+ by Moody's and S&P, respectively, will be implied to each Class of Offered Certificates (other than the Class A-R and Class X Certificates) reflecting the creditworthiness of Mellon Bank, N.A. to fulfill its obligations with respect to the Put Option (as described herein).

GREENWITCH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Underwriters:              Greenwich Capital Markets, Inc. and Mellon Financial
                           Markets, LLC.

Seller and

Master Servicer:           Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Trustee:                   Wells Fargo Bank Minnesota, N.A.

Statistical Cut-off Date:  July 1, 2000.

Initial Cut-off Date:      August 1, 2000.

Pricing Date:              On or about July [21], 2000.

Closing Date:              On or about August 15, 2000.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A-1 Certificates, the Class X Certificates and the Class A-R Certificate. The "SUBORDINATE
                           CERTIFICATES" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "CERTIFICATES". Only the Senior
                           Certificates and the Class B-1, Class B-2 and Class
                           B-3 Certificates (collectively, the "OFFERED
                           CERTIFICATES") are being offered publicly.

Accrued Interest:          The Class A-1 Certificates will settle flat. The
                           price to be paid by investors for the Class X, Class
                           A-R, Class B-1, Class B-2 and Class B-3 Certificates will include accrued interest from August 1, 2000
                           (the "INITIAL CUT-OFF DATE") up to, but not including, the Closing Date (14 days).

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A-1 Certificates for a given Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class X, Class A-R, and the Subordinate
                           Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). One Month LIBOR on the Class A-1
                           Certificates will be set two business days prior to the first day of the related interest accrual period.

Distribution Dates:        The 15th day of each month (or the next succeeding
                           business day), commencing on September 15, 2000.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           (except for the Class A-R and Class X Certificates) will each be treated in part as a REMIC regular interest and in part as ownership of a put option for tax purposes. The Class X Certificates will be treated as REMIC regular interests. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.



GREENWITCH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


ERISA Eligibility:         The Senior Certificates (except for the Class A-R
                           Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           Upon the termination of the Prefunding Period, the
                           Senior Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Put Option:                During the 5 business day period ending on the
                           Distribution Date in June 2002 each of the Certificateholders (with the exception of the holders of the Class X Certificates or the Class A-R
                           Certificate) will have the option to require Mellon
                           Bank, N.A. ("MELLON BANK") to purchase such
                           Certificateholder's Certificates of the related Class on the Distribution Date in August 2002 (the "PUT
                           DATE"). For the Offered Certificates, the repurchase price will be par (based on the outstanding certificate balance) plus accrued interest.

Clean-Up Option:           If the Put Option is exercised with respect to more
                           than 90% of the aggregate outstanding principal balance of the putable certificates, Mellon Bank will have the option to purchase all of the outstanding putable certificates, including putable certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the current principal balance of the Mortgage
                           Loans is equal to 10% or less of the initial principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date plus the initial Prefunding
                           Amount.

Pricing Prepayment
Speed: The Offered Certificates (other than the Class X Certificates) will be priced to a prepayment speed of 20% CPR.

Rating Agencies:           Moody's will rate all of the Offered Certificates
                           (except for the Class A-R Certificate). S&P will rate all of the Offered Certificates.

Initial Mortgage Loans:    As of the Statistical Cut-off Date, the initial
                           aggregate principal balance of the Initial Mortgage
                           Loans (the "INITIAL POOL BALANCE") was approximately
                           $389,542,367, which consists of adjustable rate mortgage loans with various indices. From the Statistical Cut-off Date to the Initial Cut-off Date, the principal balance of the Initial Mortgage Loans may be reduced by principal prepayments. The Initial
                           Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately
                           49.67% and 49.21% of the Initial Mortgage Loans are modifiable and convertible, respectively. If a borrower with such a Mortgage Loan exercises his or her right to convert or modify such Mortgage Loan's terms, the Seller will be obligated to repurchase such Mortgage Loan. For further information, please see the attached collateral description of the Initial Mortgage Loans.



GREENWITCH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Prefunding Amount:         A deposit of approximately $100,000,000 (the initial
                           "PREFUNDING AMOUNT") will be made to the Prefunding
                           Account on the Closing Date. On or prior to the Distribution Date in November 2000, (the "PREFUNDING
                           PERIOD"), the Prefunding Amount on deposit in the Prefunding Account will be used to purchase additional mortgage loans (the "SUBSEQUENT MORTGAGE
                           LOANS") (to the extent available) having similar characteristics as the One Month LIBOR indexed
                           Initial Mortgage Loans (with any portion of such deposit amount remaining on the last day of such Prefunding Period to be distributed as principal on the Certificates).

Capitalized Interest
Amount: On the Closing Date, a deposit (the "CAPITAL INTEREST AMOUNT") will be made to the Capitalized Interest Account, which will be applied to cover shortfalls in the amount of interest generated by the Initial Mortgage Loans due to the prefunding feature, during the Prefunding Period and the Distribution Date immediately after the Prefunding Period.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 3.00%).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.00%).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.60%).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.10%).


GREENWITCH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Shifting Interest:    Until the first Distribution Date occurring after August
                      2010 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero prior to such date). After such time and subject to standard collateral performance triggers, the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                          September 2000 - August 2010 0% Pro Rata Share September 2010 - August 2011 30% Pro Rata Share September 2011 - August 2012 40% Pro Rata Share September 2012 - August 2013 60% Pro Rata Share September 2013 - August 2014 80% Pro Rata Share
                          September 2014 and after        100% Pro Rata Share

                      Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance plus any initial Prefunding Amount), the Senior Certificates will receive all unscheduled principal prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:      Any realized losses, other than excess losses, on the
                      Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Principal Balance has been reduced to zero; thereafter, to the Senior Certificates pro-rata in reduction of their respective Class Principal Balances.

                      Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all classes of certificates on a pro-rata basis.


GREENWITCH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates
Priority of Distributions:   Available funds from the Mortgage Loans will be
                             distributed in the following order of priority:

                             1)  Senior Certificates, accrued and unpaid
                                 interest at the related Certificate Interest
                                 Rate.

                             2) Class A-R Certificate, principal, until its balance is reduced to zero.

                             3) Class A-1 Certificates, principal, until its balance is reduced to zero.

                             4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.

                             5)  Class B-1 Certificates, principal.

                             6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.

                             7)  Class B-2 Certificates, principal.

                             8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.

                             9)  Class B-3 Certificates, principal.

                             10) Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal.

                             11) Class A-R Certificates, any remaining amount.



GREENWITCH CAPITAL
-------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                             PRICE YIELD TABLES (%)


CLASS A-1 (TO PUT)
--------------------------------------------------------------------------------------------------------------------------------
    Pass-Thru Margin             0.230%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
   100-00                             0.230         0.230         0.230         0.230         0.230         0.230         0.230
=============================---------------------------------------------------------------------------------------------------
 WAL (yr)                              1.77          1.72          1.63          1.54          1.45          1.36          1.27
 MDUR (yr)                             1.61          1.56          1.48          1.40          1.32          1.24          1.17
 First Prin Pay                    09/15/00      09/15/00      09/15/00      09/15/00      09/15/00      09/15/00      09/15/00
 Last Prin Pay                     08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
--------------------------------------------------------------------------------------------------------------------------------


Class A-1 (To Maturity)
--------------------------------------------------------------------------------------------------------------------------------
    Pass-Thru Margin             0.230%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
   100-00                             0.380         0.370         0.352         0.335         0.319         0.304         0.291
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                              6.90          5.60          4.13          3.17          2.57          2.14          1.81
 MDUR (yr)                             4.64          3.98          3.15          2.57          2.15          1.83          1.58
 First Prin Pay                    09/15/00      09/15/00      09/15/00      09/15/00      09/15/00      09/15/00      09/15/00
 Last Prin Pay                     11/15/30      11/15/30      11/15/30      11/15/30      06/15/10      10/15/08      07/15/07
--------------------------------------------------------------------------------------------------------------------------------


Class B-1 (To Put)
--------------------------------------------------------------------------------------------------------------------------------
           Coupon                    7.598%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
   100-29                             7.236         7.235         7.235         7.234         7.233         7.233         7.232
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                              2.00          2.00          2.00          2.00          2.00          2.00          2.00
 MDUR (yr)                             1.80          1.80          1.80          1.80          1.80          1.80          1.80
 First Prin Pay                    08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
 Last Prin Pay                     08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
--------------------------------------------------------------------------------------------------------------------------------


Class B-1 (To Maturity)
--------------------------------------------------------------------------------------------------------------------------------
           Coupon                    7.598%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
   100-29                             7.791         7.789         7.786         7.782         7.770         7.752         7.731
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                             16.78         16.09         15.18         14.51         12.40         10.41          8.84
 MDUR (yr)                             8.91          8.74          8.51          8.33          7.64          6.84          6.13
 First Prin Pay                    09/15/10      09/15/10      09/15/10      09/15/10      06/15/10      10/15/08      07/15/07
 Last Prin Pay                     11/15/30      11/15/30      11/15/30      11/15/30      11/15/30      11/15/30      11/15/30
--------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                             PRICE YIELD TABLES (%)


CLASS B-2 (TO PUT)
--------------------------------------------------------------------------------------------------------------------------------
           Coupon                    7.598%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
   100-08                             7.598         7.598         7.597         7.597         7.596         7.595         7.595
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                              2.00          2.00          2.00          2.00          2.00          2.00          2.00
 MDUR (yr)                             1.79          1.79          1.79          1.79          1.79          1.79          1.79
 First Prin Pay                    08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
 Last Prin Pay                     08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
--------------------------------------------------------------------------------------------------------------------------------


Class B-2 (To Maturity)
--------------------------------------------------------------------------------------------------------------------------------
           Coupon                    7.598%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
   100-08                             7.864         7.864         7.862         7.861         7.855         7.847         7.837
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                             16.78         16.09         15.18         14.51         12.40         10.41          8.84
 MDUR (yr)                             8.88          8.71          8.49          8.30          7.62          6.83          6.12
 First Prin Pay                    09/15/10      09/15/10      09/15/10      09/15/10      06/15/10      10/15/08      07/15/07
 Last Prin Pay                     11/15/30      11/15/30      11/15/30      11/15/30      11/15/30      11/15/30      11/15/30
--------------------------------------------------------------------------------------------------------------------------------


Class B-3 (To Put)
--------------------------------------------------------------------------------------------------------------------------------
           Coupon                    7.598%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
      98-19                           8.528         8.528         8.527         8.526         8.526         8.525         8.524
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                              2.00          2.00          2.00          2.00          2.00          2.00          2.00
 MDUR (yr)                             1.78          1.78          1.78          1.78          1.78          1.78          1.78
 First Prin Pay                    08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
 Last Prin Pay                     08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02      08/15/02
--------------------------------------------------------------------------------------------------------------------------------


Class B-3 (To Maturity)
--------------------------------------------------------------------------------------------------------------------------------
           Coupon                    7.598%
--------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                   12% CPR       15% CPR       20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
================================================================================================================================
      98-19                           8.052         8.055         8.059         8.061         8.074         8.091         8.109
==============================--------------------------------------------------------------------------------------------------
 WAL (yr)                             16.78         16.09         15.18         14.51         12.40         10.41          8.84
 MDUR (yr)                             8.81          8.64          8.42          8.24          7.57          6.79          6.09
 First Prin Pay                    09/15/10      09/15/10      09/15/10      09/15/10      06/15/10      10/15/08      07/15/07
 Last Prin Pay                     11/15/30      11/15/30      11/15/30      11/15/30      11/15/30      11/15/30      11/15/30
--------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

             MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2000-TBC3
                           SCHEDULED 07/01/00 BALANCES


TOTAL CURRENT BALANCE:                 389,542,367.34
NUMBER OF LOANS:                                  657

                                             AVG/WAVG                        MIN              MAX
AVG CURRENT BALANCE:                      $592,910.76                 $12,500.00    $3,000,000.00
AVG ORIGINAL BALANCE:                     $620,176.77                 $12,500.00    $3,000,000.00

WAVG NOTE RATE:                                 8.049%                     4.875            9.125%

WAVG GROSS MARGIN:                              1.548%                    -0.625            2.500%

WAVG MAX INT RATE:                             10.909%                    10.750           12.750%

WAVG HIGH FICO SCORE:                             755                          0              839

WAVG LOW FICO SCORE:                              735                          0              811

WAVG ORIGINAL LTV:                              69.10%                     10.00           100.00%

WAVG ORIGINAL LTC:                              66.35%                      0.00            90.00%

WAVG NEXT RATE RESET:                            2.59 months                1.00             7.00 months

WAVG ORIGINAL TERM:                               360 months                 360              360 months

WAVG STATED REMAINING TERM:                       338 months                 295              360 months

WAVG SEASONING:                                    22 months                   0               65 months

TOP STATE CONC ($):                 23.79% California, 14.11% New York, 12.97% Massachusetts
MAXIMUM ZIP CODE CONC ($):          1.70% 94027

FIRST PAY DATE:                                                            Mar 01, 1995        Aug 01, 2000
RATE CHANGE DATE:                                                          Aug 01, 2000        Feb 01, 2001
MATURITY DATE:                                                             Feb 01, 2025        Jul 01, 2030


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                        CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
INDEX:
 1 MO LIBOR                                      155,654,410.12      39.96             253            38.51
 6 MO LIBOR                                      126,369,224.70      32.44             235            35.77
 1 MO CD                                          65,856,610.89      16.91             106            16.13
 6 MO FIXED/1MO LIBOR                             36,045,700.00       9.25              51             7.76
 1 MO PRIME                                        5,057,914.56       1.30              10             1.52
 6 MO CD                                             558,507.07       0.14               2             0.30

DELINQUENCY:
 CURRENT                                         389,542,367.34     100.00             657           100.00

CURRENT BALANCE: ($)
 12,500.00  -   100,000.00                         1,053,982.10       0.27              15             2.28
 100,000.01  -   200,000.00                        5,820,231.24       1.49              36             5.48
 200,000.01  -   300,000.00                       27,342,777.67       7.02             106            16.13
 300,000.01  -   400,000.00                       39,305,676.40      10.09             110            16.74
 400,000.01  -   500,000.00                       41,411,507.60      10.63              90            13.70
 500,000.01  -   600,000.00                       31,349,967.79       8.05              56             8.52
 600,000.01  -   700,000.00                       33,487,838.74       8.60              51             7.76
 700,000.01  -   800,000.00                       34,238,787.25       8.79              45             6.85
 800,000.01  -   900,000.00                       18,228,374.26       4.68              21             3.20
 900,000.01  - 1,000,000.00                       46,364,548.37      11.90              47             7.15
 1,000,000.01  - 1,100,000.00                     39,315,628.19      10.09              36             5.48
 1,100,000.01  - 1,200,000.00                      7,969,446.32       2.05               7             1.07
 1,200,000.01  - 1,300,000.00                      7,624,679.74       1.96               6             0.91
 1,300,000.01  - 1,400,000.00                      8,321,783.85       2.14               6             0.91
 1,400,000.01  - 1,500,000.00                      7,378,038.34       1.89               5             0.76
 1,500,000.01  - 1,600,000.00                      9,410,576.68       2.42               6             0.91
 1,600,000.01  - 1,700,000.00                      1,640,000.00       0.42               1             0.15
 1,700,000.01  - 1,800,000.00                      3,550,000.00       0.91               2             0.30
 1,800,000.01  - 1,900,000.00                      1,820,000.00       0.47               1             0.15
 1,900,000.01  - 2,000,000.00                      2,000,000.00       0.51               1             0.15
 2,000,000.01  - 2,100,000.00                      4,129,000.00       1.06               2             0.30
 2,100,000.01  - 2,200,000.00                      2,180,000.00       0.56               1             0.15
 2,200,000.01  - 2,300,000.00                      4,519,522.80       1.16               2             0.30
 2,400,000.01  - 2,500,000.00                      2,500,000.00       0.64               1             0.15
 2,500,000.01  - 2,600,000.00                      2,580,000.00       0.66               1             0.15
 2,900,000.01  - 3,000,000.00                      6,000,000.00       1.54               2             0.30


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                        CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
NOTE RATE: (%)
  4.875  -  5.000                                  2,050,000.00       0.53               1             0.15
  6.751  -  7.000                                    851,900.00       0.22               2             0.30
  7.001  -  7.250                                 14,174,450.00       3.64              22             3.35
  7.251  -  7.500                                 25,798,180.34       6.62              40             6.09
  7.501  -  7.750                                 64,519,719.99      16.56             113            17.20
  7.751  -  8.000                                 98,508,771.22      25.29             150            22.83
  8.001  -  8.250                                 60,769,498.78      15.60             111            16.89
  8.251  -  8.500                                 91,682,589.27      23.54             163            24.81
  8.501  -  8.750                                 11,912,740.30       3.06              17             2.59
  8.751  -  9.000                                 16,729,833.30       4.29              35             5.33
  9.001  -  9.125                                  2,544,684.14       0.65               3             0.46

GROSS MARGIN: (%)
        <=  0.000                                  3,257,914.56       0.84               8             1.22
  0.501  -  0.750                                  3,665,410.00       0.94               7             1.07
  0.751  -  1.000                                 74,723,201.83      19.18             128            19.48
  1.001  -  1.250                                 44,154,194.23      11.33              70            10.65
  1.251  -  1.500                                 74,852,806.95      19.22             105            15.98
  1.501  -  1.750                                  7,852,514.84       2.02              14             2.13
  1.751  -  2.000                                170,503,996.60      43.77             309            47.03
  2.001  -  2.250                                  9,973,821.26       2.56              14             2.13
  2.251  -  2.500                                    558,507.07       0.14               2             0.30

MAX INT RATE: (%)
 10.750  - 10.750                                193,365,450.51      49.64             307            46.73
 10.751  - 10.875                                104,261,997.67      26.77             173            26.33
 10.876  - 11.000                                 27,117,218.94       6.96              50             7.61
 11.001  - 11.125                                 21,611,023.31       5.55              41             6.24
 11.126  - 11.250                                 20,635,489.53       5.30              42             6.39
 11.251  - 11.375                                  1,071,114.51       0.27               4             0.61
 11.376  - 11.500                                  7,055,169.84       1.81              10             1.52
 11.751  - 11.875                                    418,799.99       0.11               1             0.15
 11.876  - 12.000                                 12,357,069.68       3.17              25             3.81
 12.251  - 12.375                                  1,509,326.28       0.39               3             0.46
 12.626  - 12.750                                    139,707.08       0.04               1             0.15

PERIOD RATE CAP: (%)
  0.000  -  0.000                                261,464,635.57      67.12             419            63.77
  0.751  -  1.000                                123,233,645.68      31.64             227            34.55
  1.751  -  2.000                                    558,507.07       0.14               2             0.30
  2.751  -  3.000                                  2,845,901.57       0.73               5             0.76
  3.751  -  4.000                                    246,977.87       0.06               1             0.15
  4.751  -  5.000                                  1,192,699.58       0.31               3             0.46


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                        CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
HIGH FICO SCORE:
      N/A                                        167,237,550.40      42.93             299            45.51
 601  - 650                                        2,033,400.00       0.52               4             0.61
 651  - 700                                       17,144,268.46       4.40              30             4.57
 701  - 750                                       68,543,585.41      17.60             103            15.68
 751  - 800                                      116,728,924.73      29.97             189            28.77
 801  - 839                                       17,854,638.34       4.58              32             4.87

LOW FICO SCORE:
      N/A                                         62,589,593.37      16.07             108            16.44
 501  - 550                                          332,000.00       0.09               1             0.15
 601  - 650                                       10,943,150.52       2.81              19             2.89
 651  - 700                                       58,519,006.34      15.02              91            13.85
 701  - 750                                      123,059,302.70      31.59             200            30.44
 751  - 800                                      127,477,461.99      32.72             223            33.94
 801  - 811                                        6,621,852.42       1.70              15             2.28

ORIGINAL LTV: (%)

  10.00  -  10.00                                  1,000,000.00       0.26               1             0.15
  10.01  -  15.00                                  1,100,000.00       0.28               1             0.15
  15.01  -  20.00                                  2,311,588.54       0.59               3             0.46
  20.01  -  25.00                                    450,500.00       0.12               2             0.30
  25.01  -  30.00                                  3,850,000.00       0.99               6             0.91
  30.01  -  35.00                                  8,012,638.38       2.06              12             1.83
  35.01  -  40.00                                  9,785,245.45       2.51              16             2.44
  40.01  -  45.00                                 10,874,852.49       2.79              20             3.04
  45.01  -  50.00                                 28,487,823.45       7.31              43             6.54
  50.01  -  55.00                                 16,495,901.68       4.23              24             3.65
  55.01  -  60.00                                 25,755,410.34       6.61              30             4.57
  60.01  -  65.00                                 32,782,307.54       8.42              47             7.15
  65.01  -  70.00                                 38,739,698.93       9.94              58             8.83
  70.01  -  75.00                                 45,226,038.29      11.61              71            10.81
  75.01  -  80.00                                113,696,272.79      29.19             230            35.01
  80.01  -  85.00                                  5,600,409.28       1.44              11             1.67
  85.01  -  90.00                                 11,306,494.64       2.90              18             2.74
  90.01  -  95.00                                  3,744,899.99       0.96               8             1.22
  95.01  - 100.00                                 30,322,285.55       7.78              56             8.52


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                        CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
ORIGINAL LTC: (%)
      0.00                                         1,395,749.99       0.36               3             0.46
   0.01  -   5.00                                  1,000,000.00       0.26               1             0.15
   5.01  -  10.00                                  1,000,000.00       0.26               1             0.15
  10.01  -  15.00                                  1,100,000.00       0.28               1             0.15
  15.01  -  20.00                                  2,311,588.54       0.59               3             0.46
  20.01  -  25.00                                    450,500.00       0.12               2             0.30
  25.01  -  30.00                                  3,850,000.00       0.99               6             0.91
  30.01  -  35.00                                  8,112,638.38       2.08              13             1.98
  35.01  -  40.00                                 11,005,017.86       2.83              18             2.74
  40.01  -  45.00                                 10,874,852.49       2.79              20             3.04
  45.01  -  50.00                                 29,857,823.45       7.66              44             6.70
  50.01  -  55.00                                 16,495,901.68       4.23              24             3.65
  55.01  -  60.00                                 25,755,410.34       6.61              30             4.57
  60.01  -  65.00                                 35,948,712.02       9.23              51             7.76
  65.01  -  70.00                                 44,720,848.93      11.48              66            10.05
  70.01  -  75.00                                 51,951,390.34      13.34              85            12.94
  75.01  -  80.00                                129,327,690.58      33.20             268            40.79
  80.01  -  85.00                                  4,693,106.85       1.20               8             1.22
  85.01  -  90.00                                  9,691,135.89       2.49              13             1.98

REMAINING TERM: (MONTHS)
 295  - 297                                        1,286,544.30       0.33               4             0.61
 298  - 300                                        7,477,099.66       1.92              17             2.59
 301  - 303                                        3,037,273.97       0.78               6             0.91
 304  - 306                                        4,886,763.01       1.25              10             1.52
 307  - 309                                        3,409,539.27       0.88               8             1.22
 310  - 312                                       15,577,043.62       4.00              26             3.96
 313  - 315                                       27,490,955.43       7.06              53             8.07
 316  - 318                                       36,582,438.48       9.39              62             9.44
 319  - 321                                       31,838,853.27       8.17              54             8.22
 322  - 324                                       38,133,198.99       9.79              63             9.59
 325  - 327                                       20,504,764.26       5.26              38             5.78
 328  - 330                                        3,828,104.94       0.98               6             0.91
 331  - 333                                          113,000.00       0.03               1             0.15
 337  - 339                                        1,108,639.68       0.28               1             0.15
 340  - 342                                          650,000.00       0.17               1             0.15
 343  - 345                                           40,000.00       0.01               1             0.15
 346  - 348                                        1,878,038.34       0.48               2             0.30
 358  - 360                                      191,700,110.12      49.21             304            46.27


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
RATE CHANGE DATE:
 08/01/00                                        226,568,935.57      58.16             369            56.16
 09/01/00                                         21,320,516.21       5.47              36             5.48
 10/01/00                                         16,751,625.54       4.30              38             5.78
 11/01/00                                         23,629,987.35       6.07              32             4.87
 12/01/00                                         31,649,410.68       8.12              56             8.52
 01/01/01                                         50,194,812.86      12.89              86            13.09
 02/01/01                                         19,427,079.13       4.99              40             6.09

BLANKET FLAG:
 NO                                              376,948,919.68      96.77             639            97.26
 YES                                              12,593,447.66       3.23              18             2.74

PREPAY PENALTY:
PREPAYMENT PENALTY                               380,694,192.52      97.73             637            96.96
 NO PREPAYMENT PENALTY                             8,848,174.82       2.27              20             3.04

AMORTIZATION:
 INTEREST ONLY                                   388,725,662.18      99.79             654            99.54
 FULLY AMORTIZING                                    816,705.16       0.21               3             0.46

CONVERTIBLE FLAG:
 NOT CONVERTIBLE                                 197,842,257.22      50.79             353            53.73
 CONVERTIBLE                                     191,700,110.12      49.21             304            46.27

MODIFIABLE FLAG:
 NOT MODIFIABLE                                  196,042,257.22      50.33             351            53.42
 MODIFIABLE                                      193,500,110.12      49.67             306            46.58


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
OCCUPANCY:
 PRIMARY                                         309,034,544.09      79.33             522            79.45
 SECOND HOME                                      80,507,823.25      20.67             135            20.55

DOCUMENTATION:
 FULL                                            389,542,367.34     100.00             657           100.00

PROPERTY TYPE:
 SINGLE FAMILY                                   245,479,349.45      63.02             378            57.53
 PUD                                              66,311,690.87      17.02             116            17.66
 CONDOMINIUM                                      35,588,847.70       9.14              70            10.65
 COOPERATIVE                                      28,214,324.58       7.24              71            10.81
 BLANKET                                          12,593,447.66       3.23              18             2.74
 2-4 FAMILY                                        1,354,707.08       0.35               4             0.61

LOAN PURPOSE:
 PURCHASE                                        267,746,756.57      68.73             463            70.47
 CASH OUT REFINANCE                               72,730,895.10      18.67             102            15.53
 RATE/TERM REFINANCE                              49,064,715.67      12.60              92            14.00



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                        CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
STATE:
 ALABAMA                                             920,000.00       0.24               2             0.30
 ARIZONA                                          12,296,548.77       3.16              17             2.59
 CALIFORNIA                                       92,658,421.94      23.79             130            19.79
 COLORADO                                         12,772,407.35       3.28              19             2.89
 CONNECTICUT                                      14,720,179.00       3.78              21             3.20
 DELAWARE                                          2,901,749.99       0.74               4             0.61
 DISTRICT OF COLUMBIA                              1,982,394.99       0.51               6             0.91
 FLORIDA                                          24,491,220.50       6.29              41             6.24
 GEORGIA                                           9,357,510.02       2.40              14             2.13
 HAWAII                                            2,320,623.07       0.60               3             0.46
 IDAHO                                               498,246.55       0.13               1             0.15
 ILLINOIS                                          4,851,548.92       1.25               8             1.22
 INDIANA                                             295,000.00       0.08               1             0.15
 KANSAS                                              369,922.45       0.09               1             0.15
 KENTUCKY                                          1,100,000.00       0.28               1             0.15
 MAINE                                             1,952,908.11       0.50               5             0.76
 MARYLAND                                          8,323,767.97       2.14              15             2.28
 MASSACHUSETTS                                    50,505,889.75      12.97              92            14.00
 MICHIGAN                                            986,921.22       0.25               3             0.46
 MINNESOTA                                           615,000.00       0.16               1             0.15
 MISSOURI                                            247,899.40       0.06               1             0.15
 NEVADA                                            1,608,748.00       0.41               3             0.46
 NEW HAMPSHIRE                                       674,683.85       0.17               2             0.30
 NEW JERSEY                                       13,338,833.55       3.42              26             3.96
 NEW MEXICO                                        1,000,000.00       0.26               1             0.15
 NEW YORK                                         54,959,202.06      14.11              99            15.07
 NORTH CAROLINA                                    2,537,706.25       0.65               5             0.76
 OHIO                                                572,428.60       0.15               3             0.46
 OKLAHOMA                                            224,999.99       0.06               1             0.15
 OREGON                                            2,859,354.95       0.73               6             0.91
 PENNSYLVANIA                                     33,136,527.09       8.51              64             9.74
 RHODE ISLAND                                      1,935,000.00       0.50               4             0.61
 SOUTH CAROLINA                                    2,602,041.67       0.67               4             0.61
 TEXAS                                             9,495,854.72       2.44              17             2.59
 UTAH                                              1,314,715.00       0.34               5             0.76
 VERMONT                                           1,057,000.00       0.27               2             0.30
 VIRGINIA                                         12,577,888.81       3.23              23             3.50
 WASHINGTON                                        1,874,700.00       0.48               3             0.46
 WISCONSIN                                           325,000.00       0.08               1             0.15
 WYOMING                                           3,279,522.80       0.84               2             0.30


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.


PRELIMINARY TERM SHEET                            DATE PREPARED: JULY 20, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC3

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

              $5,387,267 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                         PRIVATELY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

==================================================================================================================================
                                         WAL            Payment Window          Initial
                Principal (1)        To Put/Mat           To Put/Mat           Interest                           Expected Ratings
   Class       Amount (Approx.)      (Years) (2)         (Months) (2)          Rate Type         Tranche Type      Moody's/S&P (4)
   -----       ----------------      -----------         ------------          ---------         ------------      ---------------
    B-4           $2,203,000         2.00/15.18        24 -24/121 - 363         WAC (3)           Subordinate          Ba2/BBr
    B-5            1,469,000         2.00/15.18        24 -24/121 - 363         WAC (3)           Subordinate           B2/Br
    B-6            1,715,267         2.00/15.18        24 -24/121 - 363         WAC (3)           Subordinate           NR/NR
==================================================================================================================================
TOTAL              $5,387,267

(1) The Privately Offered Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.

(2) As described further herein, the Privately Offered Certificates may be put to Mellon Bank, N.A. under certain circumstances.

(3) The Certificate Interest Rate for the Privately Offered Certificates will be equal to the Net WAC of the Mortgage Loans (before and after the Put
     Date) subject to the amount of available funds. The Net WAC and the net weighted average maximum rate of the Initial Mortgage Loans will be approximately 7.665% and 10.525% respectively for the first Distribution Date.

(4) In addition, ratings of P-1 and A-1+ by Moody's and S&P, respectively, will be implied to each class of rated Privately Offered Certificates reflecting the creditworthiness of Mellon Bank, N.A. to fulfill its obligations with respect to the Put Option (as described herein).



GREENWICH CAPITAL
------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.




Initial Purchasers:        Greenwich Capital Markets, Inc. and Mellon Financial
                           Markets, LLC.

Seller and
Master Servicer:           Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Trustee:                   Wells Fargo Bank Minnesota, N.A.

Statistical Cut-off Date:  July 1, 2000.

Initial Cut-off Date:      August 1, 2000.

Pricing Date:              On or about July [21], 2000.

Closing Date:              On or about August 15, 2000.

Certificates:              The "PRIVATELY OFFERED CERTIFICATES" will consist of
                           the Class B-4, Class B-5 and Class B-6 Certificates.
                           The "SENIOR CERTIFICATES" will consist of the Class
                           A-1 Certificates, the Class X Certificates and the
                           Class A-R Certificate. The "SUBORDINATE CERTIFICATES" will consist of the Class B-1, Class B-2, Class B-3,
                           Class B-4, Class B-5 and Class B-6 Certificates.

Accrued Interest:          The price to be paid by investors for the Privately
                           Offered Certificates will include accrued interest from August 1, 2000 (the "INITIAL CUT-OFF DATE") up to, but not including, the Closing Date (14 days).

Interest Accrual Period:   The interest accrual period for each class of
                           Privately Offered Certificates will be the calendar month preceding the month in which such Distribution
                           Date occurs (on a 30/360 basis).

Distribution Date:         The 15th day of each month (or the next succeeding
                           business day), commencing on September 15, 2000.

Registration:              The Privately Offered Certificates will be made
                           available in definitive fully registered physical form.

Federal Tax Treatment:     It is anticipated that the Privately Offered
                           Certificates will each be treated in part as a REMIC regular interest and in part as ownership of a put option for tax purposes.

ERISA Eligibility:         The Privately Offered Certificates are NOT EXPECTED
                           to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Privately Offered Certificates are NOT EXPECTED
                           to constitute "mortgage related securities" for purposes of SMMEA.

GREENWICH CAPITAL
------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.


Eligible Investors:        Investors will be required to deliver representation
                           letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Put Option:                During the 5 business day period ending on the
                           Distribution Date in June 2002 each of the Certificateholders (with the exception of the holders of the Class X Certificates or the Class A-R
                           Certificate) will have the option to require Mellon
                           Bank, N.A. ("MELLON BANK") to purchase such
                           Certificateholder's Certificates of the related Class on the Distribution Date in August 2002 (the "PUT
                           DATE"). For the Class B-4 and Class B-5 Privately
                           Offered Certificates, the repurchase price will be 80% (based on the outstanding certificate balance) plus accrued interest. For the Class B-6 Privately
                           Offered Certificates, the repurchase price will be 20% (based on the outstanding certificate balance) plus accrued interest.

Clean-Up Option:           If the Put Option is exercised with respect to more
                           than 90% of the aggregate outstanding principal balance of the putable certificates, Mellon Bank will have the option to purchase all of the outstanding putable certificates, including putable certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Privately Offered Certificates which may be exercised once the current principal balance of the Mortgage Loans is equal to 10% or less of the initial principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date plus the initial Prefunding
                           Amount.

Pricing Prepayment
Speed: The Privately Offered Certificates will be priced to a prepayment speed of 20% CPR.

Rating Agencies:           Moody's and S&P will rate the Class B-4 and Class B-5
                           Certificates. No rating agency will rate the Class
                           B-6 Certificates.

Initial Mortgage Loans:    As of the Statistical Cut-off Date, the initial
                           aggregate principal balance of the Initial Mortgage
                           Loans (the "INITIAL POOL BALANCE") was approximately
                           $389,542,367, which consists of adjustable rate mortgage loans with various indices. From the Statistical Cut-off Date to the Initial Cut-off Date, the principal balance of the Initial Mortgage Loans may be reduced by principal prepayments. The Initial
                           Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately
                           49.67% and 49.21% of the Initial Mortgage Loans are modifiable and convertible, respectively. If a borrower with such a Mortgage Loan exercises his or her right to convert such Mortgage Loan's terms, the Seller will be obligated to repurchase such Mortgage
                           Loan. For further information, please see the attached collateral description of the Initial
                           Mortgage Loans.

GREENWICH CAPITAL
------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Prefunding Amount:         A deposit of approximately $100,000,000 (the initial
                           "PREFUNDING AMOUNT") will be made to the Prefunding
                           Account on the Closing Date. On or prior to the Distribution Date in November 2000, (the "PREFUNDING
                           PERIOD"), the Prefunding Amount on deposit in the Prefunding Account will be used to purchase additional mortgage loans (the "SUBSEQUENT MORTGAGE
                           LOANS") (to the extent available) having similar characteristics as the One Month LIBOR indexed
                           Initial Mortgage Loans (with any portion of such deposit amount remaining on the last day of such Prefunding Period to be distributed as principal on the Certificates).

Capitalized Interest
Amount: On the Closing Date, a deposit (the "CAPITALIZED INTEREST AMOUNT") will be made to the Capitalized Interest Account, which will be applied to cover shortfalls in the amount of interest generated by the Initial Mortgage Loans due to the prefunding feature, during the Prefunding Period and the Distribution Date immediately after the Prefunding Period.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially 0.65%).

                           Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially 0.35%).

                           The Class B-6 Certificates will not have the benefit of any credit enhancement.


Shifting Interest:         Until the first Distribution Date occurring after
                           August 2010 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero prior to such date). After such time and subject to standard collateral performance triggers, the Subordinate
                           Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                            September 2000 - August 2010 0% Pro Rata Share September 2010 - August 2011 30% Pro Rata Share September 2011 - August 2012 40% Pro Rata Share September 2012 - August 2013 60% Pro Rata Share September 2013 - August 2014 80% Pro Rata Share
                            September 2014 and after        100% Pro Rata Share

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance plus any initial Prefunding Amount), the Senior Certificates will receive all unscheduled principal prepayments, regardless of any prepayment percentages.

GREENWICH CAPITAL
------------------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.




Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Principal Balance has been reduced to zero; thereafter, to the Senior
                           Certificates pro-rata in reduction of their respective Class Principal Balances.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all classes of certificates on a pro-rata basis.

Certificates
Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

                           2) Class A-R Certificate, principal, until its balance is reduced to zero.

                           3) Class A-1 Certificates, principal, until its balance is reduced to zero.

                           4) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal.

                           5) Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate.

                           6)  Class B-4 Certificates, principal.

                           7) Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate.

                           8)  Class B-5 Certificates, principal.

                           9) Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate.

                           10) Class B-6 Certificates, principal.

                           11) Class A-R Certificates, any remaining amount.

                           COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                             PRICE YIELD TABLES (%)

CLASS B-4 (TO PUT)
----------------------------------------------------------------------------------------------------------------------------------
    Coupon                    7.598%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price              12% CPR         15% CPR        20% CPR         25% CPR        30% CPR         35% CPR        40% CPR
==================================================================================================================================
      78-12+                  10.871          10.871         10.870          10.869         10.869          10.868         10.867
==========================--------------------------------------------------------------------------------------------------------
 WAL (yr)                       2.00            2.00           2.00            2.00           2.00            2.00           2.00
 MDUR (yr)                      1.73            1.73           1.73            1.73           1.73            1.73           1.73
 First Prin Pay             08/15/02        08/15/02       08/15/02        08/15/02       08/15/02        08/15/02       08/15/02
 Last Prin Pay              08/15/02        08/15/02       08/15/02        08/15/02       08/15/02        08/15/02       08/15/02
----------------------------------------------------------------------------------------------------------------------------------


CLASS B-4 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
    Coupon                    7.598%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price              12% CPR         15% CPR        20% CPR         25% CPR        30% CPR         35% CPR        40% CPR
==================================================================================================================================
      78-12+                  10.811          10.860         10.930          10.988         11.243          11.608         12.017
==========================--------------------------------------------------------------------------------------------------------
 WAL (yr)                      16.78           16.09          15.18           14.51          12.40           10.41           8.84
 MDUR (yr)                      7.78            7.67           7.51            7.39           6.86            6.21           5.61
 First Prin Pay             09/15/10        09/15/10       09/15/10        09/15/10       06/15/10        10/15/08       07/15/07
 Last Prin Pay              11/15/30        11/15/30       11/15/30        11/15/30       11/15/30        11/15/30       11/15/30
----------------------------------------------------------------------------------------------------------------------------------


CLASS B-5 (TO PUT)
----------------------------------------------------------------------------------------------------------------------------------
    Coupon                    7.598%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price              12% CPR         15% CPR        20% CPR         25% CPR        30% CPR         35% CPR        40% CPR
==================================================================================================================================
      73-18+                  14.557          14.557         14.556          14.555         14.554          14.553         14.552
==========================--------------------------------------------------------------------------------------------------------
 WAL (yr)                       2.00            2.00           2.00            2.00           2.00            2.00           2.00
 MDUR (yr)                      1.69            1.69           1.69            1.69           1.69            1.69           1.69
 First Prin Pay             08/15/02        08/15/02       08/15/02        08/15/02       08/15/02        08/15/02       08/15/02
 Last Prin Pay              08/15/02        08/15/02       08/15/02        08/15/02       08/15/02        08/15/02       08/15/02
----------------------------------------------------------------------------------------------------------------------------------


CLASS B-5 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
    Coupon                    7.598%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
          Price              12% CPR         15% CPR        20% CPR         25% CPR        30% CPR         35% CPR        40% CPR
==================================================================================================================================
      73-18+                  11.637          11.698         11.784          11.856         12.177          12.638         13.156
==========================--------------------------------------------------------------------------------------------------------
 WAL (yr)                      16.78           16.09          15.18           14.51          12.40           10.41           8.84
 MDUR (yr)                      7.50            7.39           7.26            7.14           6.66            6.05           5.47
 First Prin Pay             09/15/10        09/15/10       09/15/10        09/15/10       06/15/10        10/15/08       07/15/07
 Last Prin Pay              11/15/30        11/15/30       11/15/30        11/15/30       11/15/30        11/15/30       11/15/30
----------------------------------------------------------------------------------------------------------------------------------



"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                             PRICE YIELD TABLES (%)

CLASS B-6 (TO PUT)
----------------------------------------------------------------------------------------------------------------------------------
    Coupon                    7.598%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price              12% CPR         15% CPR        20% CPR         25% CPR        30% CPR         35% CPR        40% CPR
==================================================================================================================================
      20-00                   40.863          40.862         40.859          40.855         40.852          40.848         40.843
=========================---------------------------------------------------------------------------------------------------------
 WAL (yr)                       2.00            2.00           2.00            2.00           2.00            2.00           2.00
 MDUR (yr)                      1.19            1.19           1.19            1.19           1.19            1.19           1.19
 First Prin Pay             08/15/02        08/15/02       08/15/02        08/15/02       08/15/02        08/15/02       08/15/02
 Last Prin Pay              08/15/02        08/15/02       08/15/02        08/15/02       08/15/02        08/15/02       08/15/02
----------------------------------------------------------------------------------------------------------------------------------


CLASS B-6 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
    Coupon                    7.598%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price              12% CPR         15% CPR        20% CPR         25% CPR        30% CPR         35% CPR        40% CPR
==================================================================================================================================
      20-00                   42.320          42.409         42.544          42.665         43.480          45.183         47.487
=========================---------------------------------------------------------------------------------------------------------
 WAL (yr)                      16.78           16.09          15.18           14.51          12.40           10.41           8.84
 MDUR (yr)                      2.32            2.33           2.34            2.35           2.39            2.42           2.41
 First Prin Pay             09/15/10        09/15/10       09/15/10        09/15/10       06/15/10        10/15/08       07/15/07
 Last Prin Pay              11/15/30        11/15/30       11/15/30        11/15/30       11/15/30        11/15/30       11/15/30
----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

             MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2000-TBC3
                           SCHEDULED 07/01/00 BALANCES


TOTAL CURRENT BALANCE:                  389,542,367.34
NUMBER OF LOANS:                                   657

                                              AVG/WAVG                        MIN              MAX
AVG CURRENT BALANCE:                       $592,910.76                 $12,500.00    $3,000,000.00
AVG ORIGINAL BALANCE:                      $620,176.77                 $12,500.00    $3,000,000.00

WAVG NOTE RATE:                                  8.049%                     4.875            9.125%
WAVG GROSS MARGIN:                               1.548%                    -0.625            2.500%
WAVG MAX INT RATE:                              10.909%                    10.750           12.750%

WAVG HIGH FICO SCORE:                              755                          0              839
WAVG LOW FICO SCORE:                               735                          0              811

WAVG ORIGINAL LTV:                               69.10%                     10.00           100.00%
WAVG ORIGINAL LTC:                               66.35%                      0.00            90.00%

WAVG NEXT RATE RESET:                             2.59  months               1.00             7.00  months

WAVG ORIGINAL TERM:                                360  months                360              360  months
WAVG STATED REMAINING TERM:                        338  months                295              360  months
WAVG SEASONING:                                     22  months                  0               65  months

TOP STATE CONC ($):                  23.79%  California,  14.11%  New York,  12.97%  Massachusetts
MAXIMUM ZIP CODE CONC ($):           1.70%  94027

FIRST PAY DATE:                                                   Mar 01, 1995        Aug 01, 2000
RATE CHANGE DATE:                                                 Aug 01, 2000        Feb 01, 2001
MATURITY DATE:                                                    Feb 01, 2025        Jul 01, 2030


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                      CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
INDEX:
 1 MO LIBOR                                      155,654,410.12      39.96             253            38.51
 6 MO LIBOR                                      126,369,224.70      32.44             235            35.77
 1 MO CD                                          65,856,610.89      16.91             106            16.13
 6 MO FIXED/1MO LIBOR                             36,045,700.00       9.25              51             7.76
 1 MO PRIME                                        5,057,914.56       1.30              10             1.52
 6 MO CD                                             558,507.07       0.14               2             0.30

DELINQUENCY:
 CURRENT                                         389,542,367.34     100.00             657           100.00

CURRENT BALANCE: ($)
 12,500.00  -   100,000.00                         1,053,982.10       0.27              15             2.28
 100,000.01  -   200,000.00                        5,820,231.24       1.49              36             5.48
 200,000.01  -   300,000.00                       27,342,777.67       7.02             106            16.13
 300,000.01  -   400,000.00                       39,305,676.40      10.09             110            16.74
 400,000.01  -   500,000.00                       41,411,507.60      10.63              90            13.70
 500,000.01  -   600,000.00                       31,349,967.79       8.05              56             8.52
 600,000.01  -   700,000.00                       33,487,838.74       8.60              51             7.76
 700,000.01  -   800,000.00                       34,238,787.25       8.79              45             6.85
 800,000.01  -   900,000.00                       18,228,374.26       4.68              21             3.20
 900,000.01  - 1,000,000.00                       46,364,548.37      11.90              47             7.15
 1,000,000.01  - 1,100,000.00                     39,315,628.19      10.09              36             5.48
 1,100,000.01  - 1,200,000.00                      7,969,446.32       2.05               7             1.07
 1,200,000.01  - 1,300,000.00                      7,624,679.74       1.96               6             0.91
 1,300,000.01  - 1,400,000.00                      8,321,783.85       2.14               6             0.91
 1,400,000.01  - 1,500,000.00                      7,378,038.34       1.89               5             0.76
 1,500,000.01  - 1,600,000.00                      9,410,576.68       2.42               6             0.91
 1,600,000.01  - 1,700,000.00                      1,640,000.00       0.42               1             0.15
 1,700,000.01  - 1,800,000.00                      3,550,000.00       0.91               2             0.30
 1,800,000.01  - 1,900,000.00                      1,820,000.00       0.47               1             0.15
 1,900,000.01  - 2,000,000.00                      2,000,000.00       0.51               1             0.15
 2,000,000.01  - 2,100,000.00                      4,129,000.00       1.06               2             0.30
 2,100,000.01  - 2,200,000.00                      2,180,000.00       0.56               1             0.15
 2,200,000.01  - 2,300,000.00                      4,519,522.80       1.16               2             0.30
 2,400,000.01  - 2,500,000.00                      2,500,000.00       0.64               1             0.15
 2,500,000.01  - 2,600,000.00                      2,580,000.00       0.66               1             0.15
 2,900,000.01  - 3,000,000.00                      6,000,000.00       1.54               2             0.30


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
NOTE RATE: (%)
  4.875  -  5.000                                  2,050,000.00       0.53               1             0.15
  6.751  -  7.000                                    851,900.00       0.22               2             0.30
  7.001  -  7.250                                 14,174,450.00       3.64              22             3.35
  7.251  -  7.500                                 25,798,180.34       6.62              40             6.09
  7.501  -  7.750                                 64,519,719.99      16.56             113            17.20
  7.751  -  8.000                                 98,508,771.22      25.29             150            22.83
  8.001  -  8.250                                 60,769,498.78      15.60             111            16.89
  8.251  -  8.500                                 91,682,589.27      23.54             163            24.81
  8.501  -  8.750                                 11,912,740.30       3.06              17             2.59
  8.751  -  9.000                                 16,729,833.30       4.29              35             5.33
  9.001  -  9.125                                  2,544,684.14       0.65               3             0.46

GROSS MARGIN: (%)
        <=  0.000                                  3,257,914.56       0.84               8             1.22
  0.501  -  0.750                                  3,665,410.00       0.94               7             1.07
  0.751  -  1.000                                 74,723,201.83      19.18             128            19.48
  1.001  -  1.250                                 44,154,194.23      11.33              70            10.65
  1.251  -  1.500                                 74,852,806.95      19.22             105            15.98
  1.501  -  1.750                                  7,852,514.84       2.02              14             2.13
  1.751  -  2.000                                170,503,996.60      43.77             309            47.03
  2.001  -  2.250                                  9,973,821.26       2.56              14             2.13
  2.251  -  2.500                                    558,507.07       0.14               2             0.30

MAX INT RATE: (%)
 10.750  - 10.750                                193,365,450.51      49.64             307            46.73
 10.751  - 10.875                                104,261,997.67      26.77             173            26.33
 10.876  - 11.000                                 27,117,218.94       6.96              50             7.61
 11.001  - 11.125                                 21,611,023.31       5.55              41             6.24
 11.126  - 11.250                                 20,635,489.53       5.30              42             6.39
 11.251  - 11.375                                  1,071,114.51       0.27               4             0.61
 11.376  - 11.500                                  7,055,169.84       1.81              10             1.52
 11.751  - 11.875                                    418,799.99       0.11               1             0.15
 11.876  - 12.000                                 12,357,069.68       3.17              25             3.81
 12.251  - 12.375                                  1,509,326.28       0.39               3             0.46
 12.626  - 12.750                                    139,707.08       0.04               1             0.15

PERIOD RATE CAP: (%)
  0.000  -  0.000                                261,464,635.57      67.12             419            63.77
  0.751  -  1.000                                123,233,645.68      31.64             227            34.55
  1.751  -  2.000                                    558,507.07       0.14               2             0.30
  2.751  -  3.000                                  2,845,901.57       0.73               5             0.76
  3.751  -  4.000                                    246,977.87       0.06               1             0.15
  4.751  -  5.000                                  1,192,699.58       0.31               3             0.46

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
HIGH FICO SCORE:
      N/A                                        167,237,550.40      42.93             299            45.51
 601  - 650                                        2,033,400.00       0.52               4             0.61
 651  - 700                                       17,144,268.46       4.40              30             4.57
 701  - 750                                       68,543,585.41      17.60             103            15.68
 751  - 800                                      116,728,924.73      29.97             189            28.77
 801  - 839                                       17,854,638.34       4.58              32             4.87

LOW FICO SCORE:
      N/A                                         62,589,593.37      16.07             108            16.44
 501  - 550                                          332,000.00       0.09               1             0.15
 601  - 650                                       10,943,150.52       2.81              19             2.89
 651  - 700                                       58,519,006.34      15.02              91            13.85
 701  - 750                                      123,059,302.70      31.59             200            30.44
 751  - 800                                      127,477,461.99      32.72             223            33.94
 801  - 811                                        6,621,852.42       1.70              15             2.28

ORIGINAL LTV: (%)
  10.00  -  10.00                                  1,000,000.00       0.26               1             0.15
  10.01  -  15.00                                  1,100,000.00       0.28               1             0.15
  15.01  -  20.00                                  2,311,588.54       0.59               3             0.46
  20.01  -  25.00                                    450,500.00       0.12               2             0.30
  25.01  -  30.00                                  3,850,000.00       0.99               6             0.91
  30.01  -  35.00                                  8,012,638.38       2.06              12             1.83
  35.01  -  40.00                                  9,785,245.45       2.51              16             2.44
  40.01  -  45.00                                 10,874,852.49       2.79              20             3.04
  45.01  -  50.00                                 28,487,823.45       7.31              43             6.54
  50.01  -  55.00                                 16,495,901.68       4.23              24             3.65
  55.01  -  60.00                                 25,755,410.34       6.61              30             4.57
  60.01  -  65.00                                 32,782,307.54       8.42              47             7.15
  65.01  -  70.00                                 38,739,698.93       9.94              58             8.83
  70.01  -  75.00                                 45,226,038.29      11.61              71            10.81
  75.01  -  80.00                                113,696,272.79      29.19             230            35.01
  80.01  -  85.00                                  5,600,409.28       1.44              11             1.67
  85.01  -  90.00                                 11,306,494.64       2.90              18             2.74
  90.01  -  95.00                                  3,744,899.99       0.96               8             1.22
  95.01  - 100.00                                 30,322,285.55       7.78              56             8.52


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
ORIGINAL LTC: (%)
         0.00                                      1,395,749.99       0.36               3             0.46
   0.01  -   5.00                                  1,000,000.00       0.26               1             0.15
   5.01  -  10.00                                  1,000,000.00       0.26               1             0.15
  10.01  -  15.00                                  1,100,000.00       0.28               1             0.15
  15.01  -  20.00                                  2,311,588.54       0.59               3             0.46
  20.01  -  25.00                                    450,500.00       0.12               2             0.30
  25.01  -  30.00                                  3,850,000.00       0.99               6             0.91
  30.01  -  35.00                                  8,112,638.38       2.08              13             1.98
  35.01  -  40.00                                 11,005,017.86       2.83              18             2.74
  40.01  -  45.00                                 10,874,852.49       2.79              20             3.04
  45.01  -  50.00                                 29,857,823.45       7.66              44             6.70
  50.01  -  55.00                                 16,495,901.68       4.23              24             3.65
  55.01  -  60.00                                 25,755,410.34       6.61              30             4.57
  60.01  -  65.00                                 35,948,712.02       9.23              51             7.76
  65.01  -  70.00                                 44,720,848.93      11.48              66            10.05
  70.01  -  75.00                                 51,951,390.34      13.34              85            12.94
  75.01  -  80.00                                129,327,690.58      33.20             268            40.79
  80.01  -  85.00                                  4,693,106.85       1.20               8             1.22
  85.01  -  90.00                                  9,691,135.89       2.49              13             1.98

REMAINING TERM: (MONTHS)
 295  - 297                                        1,286,544.30       0.33               4             0.61
 298  - 300                                        7,477,099.66       1.92              17             2.59
 301  - 303                                        3,037,273.97       0.78               6             0.91
 304  - 306                                        4,886,763.01       1.25              10             1.52
 307  - 309                                        3,409,539.27       0.88               8             1.22
 310  - 312                                       15,577,043.62       4.00              26             3.96
 313  - 315                                       27,490,955.43       7.06              53             8.07
 316  - 318                                       36,582,438.48       9.39              62             9.44
 319  - 321                                       31,838,853.27       8.17              54             8.22
 322  - 324                                       38,133,198.99       9.79              63             9.59
 325  - 327                                       20,504,764.26       5.26              38             5.78
 328  - 330                                        3,828,104.94       0.98               6             0.91
 331  - 333                                          113,000.00       0.03               1             0.15
 337  - 339                                        1,108,639.68       0.28               1             0.15
 340  - 342                                          650,000.00       0.17               1             0.15
 343  - 345                                           40,000.00       0.01               1             0.15
 346  - 348                                        1,878,038.34       0.48               2             0.30
 358  - 360                                      191,700,110.12      49.21             304            46.27


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
RATE CHANGE DATE:
 08/01/00                                        226,568,935.57      58.16             369            56.16
 09/01/00                                         21,320,516.21       5.47              36             5.48
 10/01/00                                         16,751,625.54       4.30              38             5.78
 11/01/00                                         23,629,987.35       6.07              32             4.87
 12/01/00                                         31,649,410.68       8.12              56             8.52
 01/01/01                                         50,194,812.86      12.89              86            13.09
 02/01/01                                         19,427,079.13       4.99              40             6.09

BLANKET FLAG:
 NO                                              376,948,919.68      96.77             639            97.26
 YES                                              12,593,447.66       3.23              18             2.74

PREPAY PENALTY:
 PREPAYMENT PENALTY                              380,694,192.52      97.73             637            96.96
 NO PREPAYMENT PENALTY                             8,848,174.82       2.27              20             3.04

AMORTIZATION:
 INTEREST ONLY                                   388,725,662.18      99.79             654            99.54
 FULLY AMORTIZING                                    816,705.16       0.21               3             0.46

CONVERTIBLE FLAG:
 NOT CONVERTIBLE                                 197,842,257.22      50.79             353            53.73
 CONVERTIBLE                                     191,700,110.12      49.21             304            46.27

MODIFIABLE FLAG:
 NOT MODIFIABLE                                  196,042,257.22      50.33             351            53.42
 MODIFIABLE                                      193,500,110.12      49.67             306            46.58


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS          PCT (#)
OCCUPANCY:
 PRIMARY                                         309,034,544.09      79.33             522            79.45
 SECOND HOME                                      80,507,823.25      20.67             135            20.55

DOCUMENTATION:
 FULL                                            389,542,367.34     100.00             657           100.00

PROPERTY TYPE:
 SINGLE FAMILY                                   245,479,349.45      63.02             378            57.53
 PUD                                              66,311,690.87      17.02             116            17.66
 CONDOMINIUM                                      35,588,847.70       9.14              70            10.65
 COOPERATIVE                                      28,214,324.58       7.24              71            10.81
 BLANKET                                          12,593,447.66       3.23              18             2.74
 2-4 FAMILY                                        1,354,707.08       0.35               4             0.61

LOAN PURPOSE:
 PURCHASE                                        267,746,756.57      68.73             463            70.47
 CASH OUT REFINANCE                               72,730,895.10      18.67             102            15.53
 RATE/TERM REFINANCE                              49,064,715.67      12.60              92            14.00


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
                                              PRINCIPAL BAL ($)     PCT($)      # OF LOANS           PCT(#)
STATE:
 ALABAMA                                             920,000.00       0.24               2             0.30
 ARIZONA                                          12,296,548.77       3.16              17             2.59
 CALIFORNIA                                       92,658,421.94      23.79             130            19.79
 COLORADO                                         12,772,407.35       3.28              19             2.89
 CONNECTICUT                                      14,720,179.00       3.78              21             3.20
 DELAWARE                                          2,901,749.99       0.74               4             0.61
 DISTRICT OF COLUMBIA                              1,982,394.99       0.51               6             0.91
 FLORIDA                                          24,491,220.50       6.29              41             6.24
 GEORGIA                                           9,357,510.02       2.40              14             2.13
 HAWAII                                            2,320,623.07       0.60               3             0.46
 IDAHO                                               498,246.55       0.13               1             0.15
 ILLINOIS                                          4,851,548.92       1.25               8             1.22
 INDIANA                                             295,000.00       0.08               1             0.15
 KANSAS                                              369,922.45       0.09               1             0.15
 KENTUCKY                                          1,100,000.00       0.28               1             0.15
 MAINE                                             1,952,908.11       0.50               5             0.76
 MARYLAND                                          8,323,767.97       2.14              15             2.28
 MASSACHUSETTS                                    50,505,889.75      12.97              92            14.00
 MICHIGAN                                            986,921.22       0.25               3             0.46
 MINNESOTA                                           615,000.00       0.16               1             0.15
 MISSOURI                                            247,899.40       0.06               1             0.15
 NEVADA                                            1,608,748.00       0.41               3             0.46
 NEW HAMPSHIRE                                       674,683.85       0.17               2             0.30
 NEW JERSEY                                       13,338,833.55       3.42              26             3.96
 NEW MEXICO                                        1,000,000.00       0.26               1             0.15
 NEW YORK                                         54,959,202.06      14.11              99            15.07
 NORTH CAROLINA                                    2,537,706.25       0.65               5             0.76
 OHIO                                                572,428.60       0.15               3             0.46
 OKLAHOMA                                            224,999.99       0.06               1             0.15
 OREGON                                            2,859,354.95       0.73               6             0.91
 PENNSYLVANIA                                     33,136,527.09       8.51              64             9.74
 RHODE ISLAND                                      1,935,000.00       0.50               4             0.61
 SOUTH CAROLINA                                    2,602,041.67       0.67               4             0.61
 TEXAS                                             9,495,854.72       2.44              17             2.59
 UTAH                                              1,314,715.00       0.34               5             0.76
 VERMONT                                           1,057,000.00       0.27               2             0.30
 VIRGINIA                                         12,577,888.81       3.23              23             3.50
 WASHINGTON                                        1,874,700.00       0.48               3             0.46
 WISCONSIN                                           325,000.00       0.08               1             0.15
 WYOMING                                           3,279,522.80       0.84               2             0.30

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.